Dreyfus Diversified Emerging Markets Fund
Summary Prospectus February 1, 2015
Class Ticker A DBEAX C DBECX I SBCEX Y SBYEX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2015 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 16 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none
Redemption fee (as a percentage of amount redeemed; charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00	2.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees**	.73	.73	.73	.73
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	4.07	4.62	2.84	.56
Acquired fund fees and expenses+	.47	.47	.47	.47
Total annual fund operating expenses	5.27	6.57	4.04	1.76
Fee waiver and/or expense reimbursement++	(3.20)	(3.75)	(2.22)	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.07	2.82	1.82	1.76

6919SP0215

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
** The fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in other investment companies (underlying funds). Therefore, the fund's management fee will fluctuate based on the fund's allocation between underlying funds and direct investments. Since the fund changed its investment strategy (on an annualized basis) the fund's effective management fee of 1.10% times 66.67%, the percentage of fund assets estimated to be allocated to direct investments during the current fiscal year.
+ Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds and are based on estimated amounts for the current fiscal year.
++ The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30%, respectively. On or after February 1, 2016, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$773	$1,793	$2,807	$5,319
Class C	$385	$1,607	$2,887	$5,917
Class I	$185	$1,027	$1,885	$4,103
Class Y	$179	$554	$954	$2,073

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$773	$1,793	$2,807	$5,319
Class C	$285	$1,607	$2,887	$5,917
Class I	$185	$1,027	$1,885	$4,103
Class Y	$179	$554	$954	$2,073

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 128.76% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including other investment companies (underlying funds) that invest in such securities. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International (MSCI®) Emerging Markets Index (MSCI EM Index), the fund's benchmark index.

The fund is designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers. The fund normally allocates its assets among emerging market equity strategies employed by one or more underlying funds and/or subadvisers. Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with The Dreyfus Corporation (Dreyfus), the fund's investment adviser. The fund and the underlying funds also may invest in companies organized or with their principal place of business, or a majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. The fund and the underlying funds may invest in equity securities of any market capitalization. The fund invests principally in common stocks.

The fund uses a "manager of managers" approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a "fund of funds" approach by investing in one or more underlying funds. As of the date of this prospectus, the fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital

Dreyfus Diversified Emerging Markets Fund Summary	2

Strategy), each an affiliate of Dreyfus, and one affiliated underlying fund, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Capital Management Limited (the Newton Fund). Currently, one-third of the fund's total assets is allocated to each of the TBCAM Strategy, the Mellon Capital Strategy and the Newton Fund. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. A subadviser will have complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.

Dreyfus determines the investment strategies and sets the target allocations. Dreyfus will allocate new inflows and outflows of fund assets to the TBCAM Strategy, the Mellon Capital Strategy and the Newton Fund in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.

As a result of the fund's overall investment program, including the allocation of the fund's assets to the different investment strategies, the fund's country, sector and industry weightings will vary at any given time from those of the MSCI EM Index.

TBCAM Strategy. The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy make both strategic and opportunistic investments. Strategic investments are recommended by a team of emerging market analysts supported by a global research platform. The analysts are organized into emerging market groupings based on their area of regional/industry expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy invest the fund's assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. Opportunistic investments are selected by the portfolio managers, who also coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the fund's assets allocated to the TBCAM Strategy. Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes. Opportunistic investments may be as much as 30% of the portion of the fund's assets allocated to the TBCAM Strategy and may include the equity securities of companies in both developed and frontier markets. The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts. The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy use the sector and country weightings of the MSCI EM Index as a guide; however, the portfolio's sector and country weightings may significantly vary from those of the index.

Mellon Capital Strategy. The portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy apply a systematic, quantitative investment approach in managing its allocated portion of the fund's assets, which is designed to identify and exploit relative misvaluations in equity securities of emerging market issuers. Mellon Capital uses a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR). Mellon Capital constructs a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.

Newton Fund. This underlying fund principally invests in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Newton Fund's sub-adviser, Newton Capital Management Limited (Newton), an affiliate of Dreyfus, employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. There can be no assurance that the allocation of the fund's assets among investment strategies, subadvisers and underlying funds will be effective in achieving the fund's investment goal.

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• Manager of managers risk. Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Conflicts of interest risk. Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Moreover, a subadviser may have potential conflicts of interest which could interfere with its management of the fund's assets allocated to it. In addition, the activities in which a subadviser and its affiliates may be involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• ETF and other investment company risk. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.

The fund invests in shares of underlying funds and thus the fund is subject to the same investment risks as the underlying fund(s) in which it invests. Risks associated with an investment in the fund as a result of its direct investments and its investment in one or more underlying funds, as applicable, are described below. References to the fund below include underlying funds.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Country, industry and market sector risk. The fund may significantly overweight or underweight, relative to the MSCI EM Index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can

Dreyfus Diversified Emerging Markets Fund Summary	4

punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The fund changed its investment strategy on January 31, 2014. Prior to that date, the fund invested in individual securities using a bottom-up investment approach which emphasized individual stock selection through the use of proprietary computer models and fundamental analysis. The fund did not use a "manager of managers" or "fund of funds" approach. Different investment strategies may lead to different performance results. The fund's performance for periods prior to January 31, 2014 reflects the investment strategy in effect prior to that date. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q2, 2009: 33.06% Worst Quarter Q4, 2008: -28.88%

After-tax performance is shown only for Class I shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class A, C and Y shares, periods prior to the inception date reflect the performance of the fund's Class I shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and C shares for such periods would have been lower. For comparative purposes, the value of the MSCI EM Index on June 30, 2006 is used as the beginning value on July 10, 2006.

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Average Annual Total Returns (as of 12/31/14)
Class (Inception Date)	1 Year	5 Years	Since Inception (7/10/06)
Class I returns before taxes (7/10/06)	(.41)%	1.51%	5.84%
Class I returns after taxes on distributions	(.86)%	1.12%	5.12%
Class I returns after taxes on distributions and sale of fund shares	.11%	1.56%	5.10%
Class A returns before taxes (3/31/09)	(6.39)%	(.20)%	4.75%
Class C returns before taxes (3/31/09)	(2.43)%	.19%	4.93%
Class Y returns before taxes (1/31/14)	(.26)%	1.54%	5.86%
MSCI EM Index reflects no deduction for fees, expenses or taxes	(2.19)%	1.78%	5.40%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, and the fund's subadvisers are The Boston Company Asset Management, LLC (TBCAM) and Mellon Capital Management Corporation (Mellon Capital).

Elizabeth Slover, Michelle Y. Chan, CFA and Gaurav Patankar, members of TBCAM's global research team, have been responsible for the day-to-day management of the portion of the fund's portfolio managed by TBCAM since January 2014. Ms. Slover is a senior managing director and is the director of TBCAM's global research team. Ms. Chan is a director and a senior research analyst on TBCAM's global research team. Mr. Patankar is a managing director at TBCAM and a portfolio manager/senior analyst on TBCAM's global research team.

Warren Chiang, CFA Ronald P. Gala, CFA and Peter D. Goslin, CFA have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital since January 2014. Messrs. Chiang and Gala are managing directors and Mr. Goslin is a vice president of Mellon Capital.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solication may not lawfully be made.

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